UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

______________________________________________________________________________

Explanatory Note

The registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2021, originally filed with the Securities and Exchange Commission on January 10, 2022 (Accession Number 0001445546-22-000095), to remove disclosure that was inadvertently included in the registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 with respect to the First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Emerging Markets ETF and First Trust RiverFront Dynamic Europe ETF, each a series of the registrant. With the exception of the registrant’s annual report with respect to the First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Emerging Markets ETF and First Trust RiverFront Dynamic Europe ETF, Item 1 to this Form N-CSR is incorporated by reference to the Form N-CSR filed on EDGAR on January 10, 2022 (Accession Number 0001445546-22-000095).

______________________________________________________________________________

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 with respect to the First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Emerging Markets ETF and First Trust RiverFront Dynamic Europe ETF is as follows:

First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic Developed International ETF (RFDI)

First Trust RiverFront Dynamic Europe ETF (RFEU)

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

Annual Report
For the Year Ended
October 31, 2021

First Trust Exchange-Traded Fund III
Annual Report
October 31, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
October 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust RiverFront Dynamic International ETFs (the “Funds”), which contains detailed information about the Funds for the twelve months ended October 31, 2021.
Inflation has arrived, and its entrance was grand, to say the least. The Consumer Price Index came in at 6.2% year-over-year in October 2021, according to data from the U.S. Bureau of Labor Statistics. The last time it topped the 6.0% mark was in December 1990 (6.1%), over 30 years ago. As is often the case with major shifts in the economy and markets, there is debate over what is truly behind them. For many months, as inflation was trending higher, Federal Reserve (the “Fed”) Chairman Jerome Powell held the view that the rising inflationary pressures largely stemmed from global supply chain bottlenecks induced by the coronavirus (“COVID-19”) pandemic. Perhaps the best example of this is the unprecedented backlog of container ships that have dropped anchor outside the California ports of Los Angeles and Long Beach. Together, these ports service 40% of all the container ships bound for the U.S. In normal times, no ships are anchored waiting to unload their goods. Shortages of trucks and drivers have also contributed to the slowdown at the ports.
The takeaway is that goods are not being delivered to warehouses and store shelves in a timely fashion and that is helping to drive prices higher for consumers. Simply put, inflation is the byproduct of too much money chasing too few goods. We’ll return to this axiom shortly. Chairman Powell originally believed the bottlenecks would be remedied relatively quickly as the global economy reopened and people went back to work. That, in turn, would allow inflationary pressures to dissipate, which has not happened. Around the end of October, Chairman Powell finally acknowledged that inflation will likely remain elevated through mid-2022. This realization is what motivated the Fed to announce that it would begin to taper its monthly bond buying program (quantitative easing) starting in November 2021. It has been purchasing roughly $80 billion of Treasuries and $40 billion of mortgage-backed securities in the open market every month since June 2020. The Fed will shave $15 billion off that combined total every month until the buying has ceased, which should be around mid-2022. If all goes to plan, the next stage in the evolution of the Fed’s monetary policy would involve initiating interest rate hikes.
While the supply chain bottlenecks have clearly played a role in the spike in inflation by limiting the amount of goods available to consume, the biggest contributing factor is likely the surge in the U.S. money supply, according to Brian Wesbury, Chief Economist at First Trust. M2 is a measure of the money supply that includes cash, checking deposits and liquid assets easily convertible to cash. The M2 measure of money has exploded by 36% since February 2020, well above the 6% pre-COVID-19 annualized norm. The trillions of dollars of stimulus distributed by the U.S. government to help backstop the economy during the pandemic has contributed to higher inflation. On Wednesday, November 10, 2021, President Joe Biden admitted that his $1.9 trillion COVID-19 stimulus package has done just that. Remember, too much money chasing too few goods leads to inflation. Keep in mind, President Biden has recently successfully navigated a $1.2 trillion bipartisan infrastructure bill through Congress and has another roughly $1.75 trillion Build Back Better Act (social spending) piece of legislation pending. That means there is at least another $1.2 trillion dollars flowing into the economy over the next few years, and maybe more.
Data from FactSet indicates that the number of S&P 500® Index companies mentioning inflation on their 2021 third quarter earnings call hit a 10-year high, according to Business Insider. To date, 285 of the 461 companies that have reported their results have cited concerns over rising inflation. The Materials, Consumer Staples and Energy sectors had the highest percentage of companies mentioned on these earnings calls at 90%, 88% and 86%, respectively. Suffice it to say, investors should add inflation to the list of criteria to assist them in positioning their portfolios moving forward.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
The investment objective of First Trust RiverFront Dynamic Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a “Developed Market currency” and, collectively, the “Developed Market currencies”). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, the Fund invests in at least three countries and at least 40% of its net assets in countries other than the United States. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFDI.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	Inception (4/13/16) to 10/31/21	5 Years Ended 10/31/21	Inception (4/13/16) to 10/31/21
Fund Performance
NAV	35.11%	9.39%	8.93%	56.60%	60.79%
Market Price	35.96%	9.53%	9.07%	57.64%	61.94%
Index Performance
MSCI EAFE Index	34.18%	9.79%	9.11%	59.55%	62.21%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI) (Continued)
Sector Allocation	% of Total Investments
Industrials	21.1%
Health Care	14.9
Financials	14.2
Consumer Discretionary	12.7
Information Technology	10.9
Consumer Staples	6.8
Materials	6.7
Real Estate	4.9
Utilities	3.5
Communication Services	3.0
Energy	0.6
Other *	0.7
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.

Fund Allocation	% of Net Assets
Common Stocks	95.5%
Real Estate Investment Trusts	3.1
Exchange-Traded Funds	0.7
Net Other Assets and Liabilities(1)	0.7
Total	100.0%
Top Ten Holdings	% of Total Investments
Nestle S.A.	3.3%
ASML Holding N.V.	2.5
Roche Holding AG	2.5
Novo Nordisk A.S., Class B	2.2
Sony Group Corp.	1.8
Siemens AG	1.7
GlaxoSmithKline PLC	1.7
Schneider Electric SE	1.6
Recruit Holdings Co., Ltd.	1.6
Daimler AG	1.5
Total	20.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

(1)	Includes forward foreign currency contracts.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The investment objective of First Trust RiverFront Dynamic Europe ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated (each, a “European currency” and, collectively, the “European currencies”). European companies are those companies (i) whose securities are traded principally on a stock exchange in a European country, (ii) that have a primary business office in a European country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a European country. The Fund considers a European country to be any member country of the European Union or any country included in the FTSE Developed Europe Index or the FTSE Emerging Europe All Cap Index. The Fund generally focuses its European company investments in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and/or the United Kingdom. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFEU.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to European currencies.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	Inception (4/13/16) to 10/31/21	5 Years Ended 10/31/21	Inception (4/13/16) to 10/31/21
Fund Performance
NAV	40.20%	11.12%	10.48%	69.39%	73.91%
Market Price	40.81%	11.01%	10.54%	68.61%	74.39%
Index Performance
MSCI Europe Index	40.93%	10.54%	9.10%	65.04%	62.12%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU) (Continued)
Sector Allocation	% of Total Investments
Industrials	20.8%
Consumer Discretionary	14.9
Financials	13.3
Health Care	13.1
Information Technology	11.3
Consumer Staples	8.7
Materials	8.3
Utilities	4.5
Real Estate	2.9
Communication Services	2.2
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	97.3%
Real Estate Investment Trusts	1.4
Net Other Assets and Liabilities(1)	1.3
Total	100.0%
Top Ten Holdings	% of Total Investments
ASML Holding N.V.	4.2%
LVMH Moet Hennessy Louis Vuitton SE	3.1
Novo Nordisk A.S., Class B	2.7
Nestle S.A.	2.4
Siemens AG	2.1
L’Oreal S.A.	2.1
GlaxoSmithKline PLC	2.0
Daimler AG	1.8
British American Tobacco PLC	1.7
Infineon Technologies AG	1.6
Total	23.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

(1)	Includes forward foreign currency contracts.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The investment objective of First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated (each, an “Emerging Market currency” and, collectively, the “Emerging Market currencies”). The Fund considers an emerging market company to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund generally focuses its emerging market company investments in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Nigeria, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and/or the United Arab Emirates. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol “RFEM.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Emerging Market currencies.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/21	5 Years Ended 10/31/21	Inception (6/14/16) to 10/31/21	5 Years Ended 10/31/21	Inception (6/14/16) to 10/31/21
Fund Performance
NAV	12.01%	6.60%	8.82%	37.66%	57.65%
Market Price	11.87%	6.32%	8.66%	35.85%	56.37%
Index Performance
MSCI Emerging Markets Index	16.96%	9.39%	11.40%	56.67%	78.75%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM) (Continued)
Sector Allocation	% of Total Investments
Information Technology	29.6%
Materials	12.1
Financials	12.1
Communication Services	9.7
Consumer Discretionary	6.7
Energy	6.0
Consumer Staples	4.7
Health Care	4.5
Real Estate	3.7
Industrials	3.5
Utilities	3.3
Other *	4.1
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.
Top Ten Holdings	% of Total Investments
Taiwan Semiconductor Manufacturing Co., Ltd.	7.8%
Tencent Holdings Ltd.	5.2
Samsung Electronics Co., Ltd.	4.7
iShares MSCI Saudi Arabia ETF	2.1
iShares Core MSCI Emerging Markets ETF	2.0
Infosys Ltd.	2.0
Housing Development Finance Corp., Ltd.	1.8
SK Hynix, Inc.	1.6
Tata Consultancy Services Ltd.	1.5
Samsung Electronics Co., Ltd. (Preference Shares)	1.5
Total	30.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust RiverFront Dynamic Developed International ETF (“RFDI”), the First Trust RiverFront Dynamic Europe ETF (“RFEU”), and the First Trust RiverFront Dynamic Emerging Markets ETF (“RFEM”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
RiverFront Investment Group, LLC
RiverFront Investment Group, LLC is an SEC-registered investment advisor located in Richmond, Virginia. It is majority owned by its employees, and Baird Financial Corporation is a minority owner of RiverFront Investment Holding Group, LLC. The firm provides asset management services to a series of global tactical asset allocation portfolios and registered investment companies, including mutual funds and exchange-traded products.
Portfolio Management Team
Adam Grossman, CFA, Portfolio Manager of RIG
Chris Konstantinos, CFA, Portfolio Manager of RIG
Commentary
Market Update
The 12-month period ended October 31, 2021 was a year of recovery for the global equity markets. Early into the first month of the period, the release of coronavirus (“COVID-19”) vaccines caused a global equity rally, led by value stocks. Both developed international equities and emerging international equities outperformed U.S. equities during this rally but began to lose their momentum halfway through February 2021. Emerging Markets (“EMs”), specifically, saw a large drawdown from mid-February through March 2021. This drawdown was caused in large part due to concerns surrounding China’s growth prospects. These concerns, amplified by political questions surrounding China, would continue to affect performance in the period, with EMs posting negative performance from June through the end of October 2021.
In the developed world, the United States was able to outperform developed international markets during the 12-month period ended October 31, 2021. While U.S. value stocks led the first half of the period, U.S. growth stocks began an uptrend in March 2021 that eventually surpassed value and led the way for broad U.S. stocks. For developed international stocks, the value rotation slowed, but never stopped, with growth stocks outpacing the broad developed international market throughout the same period.
First Trust RiverFront Dynamic Developed International ETF (RFDI)
2021 Performance Review	2021 Performance

RFDI Market	35.96%
RFDI NAV	35.11%
Benchmark: MSCI EAFE Index	34.18%
Inception date 4/13/16
For the 12-month period ended October 31, 2021, the Fund posted net asset value (“NAV”) returns and market returns above the benchmark’s (MSCI EAFE Index) return.
First Trust RiverFront Dynamic Europe ETF (RFEU)
2021 Performance Review	2021 Performance

RFEU Market	40.81%
RFEU NAV	40.20%
Benchmark: MSCI Europe Index	40.93%
Inception date 4/13/16

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2021 (Unaudited)
For the 12-month period ended October 31, 2021, the Fund posted NAV returns and market returns below the benchmark’s (MSCI Europe Index) return.
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
2021 Performance Review	2021 Performance

RFEM Market	11.87%
RFEM NAV	12.01%
Benchmark: MSCI Emerging Markets Index	16.96%
Inception date 6/14/16
For the 12-month period ended October 31, 2021, the Fund posted NAV returns and market returns below the benchmark’s (MSCI Emerging Markets Index) return.
Market Outlook
While we understand, and partially share, the worries surrounding rising debt and inflation that contributed to a flat to negative global stock market in the third quarter of 2021, we believe that stocks and commodities will remain the highest performing asset classes. These assets provide more potential for capital appreciation to offset inflation and higher taxes than ‘stable assets’ like cash, certificates of deposit, and bonds. In the U.S., we prefer to play the equity markets using a barbell approach to growth and value. We favor growth through mega-cap stocks, specifically those that lean towards software and services, while also selectively investing in more cyclical, value stocks. We believe this approach allows our portfolios to have proper exposures to both sides of the growth versus value trade, while not overexposing us to low-quality, value names or telecommunication stocks, which we believe at the aggregate are over-valued.
Internationally, we believe that the potential for a reacceleration in global growth lends itself to value investing. However, we also believe that this excludes developed international energy stocks. It is our view that these stocks are less positioned to take advantage of high oil prices than their U.S. or emerging counterparts. From a country standpoint, we prefer the United Kingdom, France, Germany, and Japan, with a partially hedged position in Yen and Euro denominated assets. In EMs, our highest conviction is an underweight to China. We believe that the Communist Party’s recent actions have signaled an aversion to free market economics that we believe are required to be a viable investment. As such, we have allocated capital away from Chinese equites toward South Korea and Saudi Arabian energy equities.
On the currency front, we view the Yen and Euro as slightly overvalued and have initiated a currency hedge on a portion of our portfolio’s holdings, where appropriate.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
October 31, 2021 (Unaudited)
As a shareholder of First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF or First Trust RiverFront Dynamic Emerging Markets ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
Actual	$1,000.00	$1,074.10	0.83%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Europe ETF (RFEU)
Actual	$1,000.00	$1,076.30	0.83%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Actual	$1,000.00	$927.20	0.95%	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2021 through October 31, 2021), multiplied by 184/365 (to reflect the six-month period).

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 95.5%
	Australia – 3.4%
76,674	ALS Ltd.	$761,926
70,051	BHP Group Ltd.	1,927,615
8,923	CSL Ltd.	2,016,987
127,589	Fortescue Metals Group Ltd.	1,336,985
		6,043,513
	Austria – 0.5%
28,613	EVN AG	807,070
	Cayman Islands – 1.7%
528,630	Xinyi Glass Holdings Ltd.	1,491,348
674,916	Xinyi Solar Holdings Ltd.	1,412,201
		2,903,549
	Denmark – 4.6%
722	AP Moller - Maersk A.S., Class A	1,976,945
2,831	Genmab A.S. (b)	1,268,781
34,291	Novo Nordisk A.S., Class B	3,753,093
15,305	Novozymes A.S., Class B	1,125,458
		8,124,277
	Finland – 0.6%
19,120	Neste Oyj	1,065,130
	France – 10.1%
15,022	BioMerieux	1,911,066
36,680	BNP Paribas S.A.	2,455,080
45,688	Bouygues S.A.	1,848,536
56,880	Bureau Veritas S.A.	1,805,585
5,895	Danone S.A.	384,004
1,150	Hermes International	1,821,943
3,060	Kering S.A.	2,292,917
54,432	Metropole Television S.A.	1,199,320
15,813	Schneider Electric SE	2,721,866
91,221	Vivendi SE	1,174,202
		17,614,519
	Germany – 10.4%
11,690	Continental AG (b)	1,371,905
26,842	Daimler AG	2,660,457
8,459	Hapag-Lloyd AG (c) (d)	1,817,843
19,862	HeidelbergCement AG	1,495,645
11,314	Nemetschek SE	1,297,435
11,815	SAP SE	1,711,638
1,886	Sartorius AG (Preference Shares)	1,221,793
18,379	Siemens AG	2,980,406
34,212	TLG Immobilien AG (b)	1,251,728
5,792	Volkswagen AG	1,880,111
5,567	Zalando SE (b) (c) (d)	525,004
		18,213,965
	Israel – 0.7%
10,064	Check Point Software Technologies Ltd. (b)	1,203,654
	Italy – 2.7%
246,206	A2A S.p.A.	517,429
48,920	Azimut Holding S.p.A.	1,407,567
See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Italy (Continued)
130,656	BPER Banca	$286,142
21,066	Recordati Industria Chimica e Farmaceutica S.p.A.	1,317,946
226,771	Snam S.p.A.	1,283,735
		4,812,819
	Japan – 22.9%
25,000	Anritsu Corp.	413,468
38,100	Chugai Pharmaceutical Co., Ltd.	1,419,703
2,800	Daikin Industries Ltd.	611,467
38,800	Daiwa House Industry Co., Ltd.	1,276,936
242,700	Daiwa Securities Group, Inc.	1,360,057
2,300	Hoya Corp.	337,508
59,100	ITOCHU Corp.	1,681,090
74,000	Japan Exchange Group, Inc.	1,748,796
22,600	Kao Corp.	1,275,197
22,300	Kikkoman Corp.	1,823,523
73,600	Mitsubishi Chemical Holdings Corp.	608,754
78,600	Mitsubishi Electric Corp.	1,051,678
289,218	Mitsubishi UFJ Financial Group, Inc., ADR	1,593,591
20,500	NEC Corp.	1,046,808
48,200	Nihon M&A Center Holdings, Inc.	1,473,806
2,225	Nintendo Co., Ltd.	979,996
18,800	Nissan Chemical Corp.	1,044,124
49,500	Nomura Research Institute Ltd.	1,971,748
102,200	ORIX Corp.	2,022,031
40,700	Recruit Holdings Co., Ltd.	2,703,930
54,000	SBI Holdings, Inc.	1,393,885
5,400	Shimano, Inc.	1,496,223
83,500	Shinsei Bank Ltd.	1,380,983
26,500	Sony Group Corp.	3,055,144
15,600	Sumitomo Realty & Development Co., Ltd.	562,544
40,400	Suzuki Motor Corp.	1,798,903
5,500	Tokyo Electron Ltd.	2,550,340
51,900	Yamaha Motor Co., Ltd.	1,441,224
		40,123,457
	Jersey – 2.0%
14,079	Ferguson PLC	2,118,496
427,989	Man Group PLC	1,362,981
		3,481,477
	Luxembourg – 1.7%
152,514	B&M European Value Retail S.A.	1,321,634
14,764	Eurofins Scientific SE	1,739,829
		3,061,463
	Netherlands – 4.7%
750	Adyen N.V. (b) (c) (d)	2,263,304
5,458	ASML Holding N.V.	4,419,768
2,667	Ferrari N.V.	632,026
8,280	Wolters Kluwer N.V.	867,577
		8,182,675
	New Zealand – 1.4%
53,409	Fisher & Paykel Healthcare Corp., Ltd.	1,194,497

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	New Zealand (Continued)
360,292	Spark New Zealand Ltd.	$1,178,615
		2,373,112
	Spain – 2.4%
590,864	CaixaBank S.A.	1,697,351
45,119	EDP Renovaveis S.A.	1,256,997
60,082	Red Electrica Corp. S.A.	1,250,881
		4,205,229
	Sweden – 3.3%
55,171	Indutrade AB	1,605,407
74,743	Investor AB, Class A	1,727,758
47,783	Lifco AB, Class B	1,391,538
39,986	Swedish Orphan Biovitrum AB (b)	1,084,855
		5,809,558
	Switzerland – 8.0%
5,936	Kuehne + Nagel International AG	1,869,101
43,183	Nestle S.A.	5,698,307
11,074	Roche Holding AG	4,282,164
3,567	Roche Holding AG	1,531,052
40,015	UBS Group AG	727,446
		14,108,070
	United Kingdom – 14.4%
104,454	3i Group PLC	1,949,845
34,532	Admiral Group PLC	1,356,327
19,575	Ashtead Group PLC	1,640,581
803,534	Barclays PLC	2,224,096
13,612	Croda International PLC	1,761,903
69,298	Evraz PLC	589,512
140,429	GlaxoSmithKline PLC	2,899,289
45,586	Imperial Brands PLC	962,003
14,316	Intertek Group PLC	959,036
124,699	JD Sports Fashion PLC	1,856,746
48,836	RELX PLC	1,513,133
228,446	Rentokil Initial PLC	1,839,572
65,581	Rightmove PLC	620,537
29,072	Rio Tinto PLC	1,814,463
68,575	Sage Group (The) PLC	667,074
43,352	SSE PLC	975,078
30,706	Unilever PLC	1,643,928
		25,273,123
	Total Common Stocks	167,406,660
	(Cost $139,649,945)
REAL ESTATE INVESTMENT TRUSTS (a) – 3.1%
	Australia – 1.0%
106,596	Goodman Group	1,756,092
	Belgium – 0.9%
33,085	Warehouses De Pauw CVA	1,506,902
	United Kingdom – 1.2%
90,759	Safestore Holdings PLC	1,492,983
See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) (Continued)
	United Kingdom (Continued)
37,754	Segro PLC	$667,812
		2,160,795
	Total Real Estate Investment Trusts	5,423,789
	(Cost $3,919,969)
EXCHANGE-TRADED FUNDS (a) – 0.7%
	United States – 0.7%
16,600	iShares Core MSCI EAFE ETF	1,270,066
	(Cost $1,275,212)
	Total Investments – 99.3%	174,100,515
	(Cost $144,845,126) (e)
	Net Other Assets and Liabilities – 0.7%	1,216,365
	Net Assets – 100.0%	$175,316,880

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2021	Sale Value as of 10/31/2021	Unrealized Appreciation/ (Depreciation)
11/30/21	BBH	USD	11,598,000	EUR	9,983,258	$ 11,598,000	$ 11,546,932	$ 51,068
11/30/21	BBH	USD	7,640,000	JPY	868,717,660	7,640,000	7,623,444	16,556
Net Unrealized Appreciation / (Depreciation)								$67,624

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for federal income tax purposes was $146,025,539. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $30,513,983 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,371,383. The net unrealized appreciation was $28,142,600. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 167,406,660	$ 167,406,660	$ —	$ —
Real Estate Investment Trusts*	5,423,789	5,423,789	—	—
Exchange-Traded Funds*	1,270,066	1,270,066	—	—
Total Investments	174,100,515	174,100,515	—	—
Forward Foreign Currency Contracts**	67,624	—	67,624	—
Total	$ 174,168,139	$ 174,100,515	$ 67,624	$—

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

Currency Exposure Diversification	% of Total Investments†
EUR	26.8%
GBP	18.5
JPY	17.7
USD	13.4
CHF	8.1
DKK	4.7
AUD	4.5
SEK	3.3
HKD	1.7
NZD	1.3
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar
See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 97.3%
	Australia – 0.9%
2,959	Rio Tinto Ltd.	$200,977
	Denmark – 5.5%
511	Genmab A.S. (b)	229,017
5,687	Novo Nordisk A.S., Class B	622,433
2,573	Novozymes A.S., Class B	189,206
1,558	Pandora A.S.	217,563
		1,258,219
	Finland – 1.0%
7,385	Fortum Oyj	219,402
	France – 16.6%
2,607	Amundi S.A. (c) (d)	232,205
1,484	Arkema S.A.	202,773
1,618	BioMerieux	205,838
3,227	Bureau Veritas S.A.	102,437
119	Christian Dior SE	93,200
8,796	Electricite de France S.A.	129,441
1,356	EssilorLuxottica S.A.	280,432
218	Hermes International	345,377
360	Kering S.A.	269,755
2,623	Legrand S.A.	285,753
1,054	L’Oreal S.A.	481,217
887	LVMH Moet Hennessy Louis Vuitton SE	694,382
1,050	Sanofi	104,909
393	Sartorius Stedim Biotech	216,341
980	Schneider Electric SE	168,686
		3,812,746
	Germany – 16.2%
2,673	Bechtle AG	200,231
4,163	Daimler AG	412,618
20,723	Deutsche Bank AG (b)	267,011
4,826	Deutsche Post AG	298,580
22,813	E.ON SE	289,194
2,406	HeidelbergCement AG	181,176
7,868	Infineon Technologies AG	367,409
729	Nemetschek SE	83,598
1,567	Puma SE	194,369
2,261	SAP SE	327,551
2,974	Siemens AG	482,275
3,648	TAG Immobilien AG	110,825
5,693	TLG Immobilien AG (b)	208,292
784	Volkswagen AG	254,490
561	Zalando SE (b) (c) (d)	52,906
		3,730,525
	Italy – 1.3%
50,263	A2A S.p.A.	105,633
6,423	Azimut Holding S.p.A.	184,808
		290,441
	Jersey – 2.4%
5,517	Experian PLC	252,708

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Jersey (Continued)
2,010	Ferguson PLC	$302,449
		555,157
	Luxembourg – 1.9%
21,851	B&M European Value Retail S.A.	189,353
2,028	Eurofins Scientific SE	238,985
		428,338
	Netherlands – 10.1%
104	Adyen N.V. (b) (c) (d)	313,845
1,182	ASML Holding N.V.	957,157
3,423	ASR Nederland N.V.	160,100
1,621	BE Semiconductor Industries N.V.	147,961
1,527	Euronext N.V. (c) (d)	171,932
271	Ferrari N.V.	64,221
9,217	Koninklijke Ahold Delhaize N.V.	299,721
1,990	Wolters Kluwer N.V.	208,512
		2,323,449
	Spain – 4.1%
57,260	Banco Santander S.A., ADR	217,016
83,750	CaixaBank S.A.	240,585
61,633	Telefonica S.A.	268,212
50,839	Telefonica S.A., ADR (b)	221,150
		946,963
	Sweden – 7.4%
4,171	Atlas Copco AB, Class A	267,997
4,027	Atlas Copco AB, Class B	217,809
4,104	Industrivarden AB, Class C	133,280
6,703	Indutrade AB	195,049
10,773	Investor AB, Class A	249,028
10,803	Investor AB, Class B	248,942
6,264	Lifco AB, Class B	182,420
9,257	Volvo AB, Class B	215,494
		1,710,019
	Switzerland – 11.9%
335	Geberit AG	261,531
764	Kuehne + Nagel International AG	240,565
1,889	Logitech International S.A.	157,252
4,191	Nestle S.A.	553,032
1,954	Novartis AG	161,425
175	Partners Group Holding AG	305,332
884	Roche Holding AG	341,831
401	Roche Holding AG	172,120
340	Schindler Holding AG	87,191
62	SGS S.A.	183,373
806	Sika AG	272,892
		2,736,544
	United Kingdom – 18.0%
14,416	3i Group PLC	269,104
8,282	Anglo American PLC	315,378
895	AstraZeneca PLC	111,388
117,911	Barclays PLC	326,365
See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom (Continued)
9,842	Barratt Developments PLC	$89,301
11,033	British American Tobacco PLC	384,502
5,256	Dunelm Group PLC	92,000
21,730	Evraz PLC	184,855
22,089	GlaxoSmithKline PLC	456,048
3,453	Hikma Pharmaceuticals PLC	113,745
6,769	IMI PLC	151,369
12,383	Imperial Brands PLC	261,319
2,036	Intertek Group PLC	136,393
54,031	Marks & Spencer Group PLC (b)	135,761
57,118	Melrose Industries PLC	123,351
11,393	RELX PLC	353,000
5,559	Rio Tinto PLC	346,952
12,396	SSE PLC	278,812
		4,129,643
	Total Common Stocks	22,342,423
	(Cost $22,616,522)
REAL ESTATE INVESTMENT TRUSTS (a) – 1.4%
	Belgium – 0.6%
3,279	Warehouses De Pauw CVA	149,347
	United Kingdom – 0.8%
58,447	Tritax Big Box REIT PLC	179,972
	Total Real Estate Investment Trusts	329,319
	(Cost $327,256)
	Total Investments – 98.7%	22,671,742
	(Cost $22,943,778) (e)
	Net Other Assets and Liabilities – 1.3%	294,454
	Net Assets – 100.0%	$22,966,196

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2021	Sale Value as of 10/31/2021	Unrealized Appreciation/ (Depreciation)
11/30/21	BBH	USD	2,246,000	EUR	1,933,299	$ 2,246,000	$ 2,236,110	$ 9,890

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for federal income tax purposes was $22,962,575. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $387,331 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $668,274. The net unrealized depreciation was $280,943. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 22,342,423	$ 22,342,423	$ —	$ —
Real Estate Investment Trusts*	329,319	329,319	—	—
Total Investments	22,671,742	22,671,742	—	—
Forward Foreign Currency Contracts**	9,890	—	9,890	—
Total	$ 22,681,632	$ 22,671,742	$ 9,890	$—

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

Currency Exposure Diversification	% of Total Investments†
EUR	39.9%
GBP	22.3
CHF	12.1
USD	11.8
SEK	7.5
DKK	5.5
AUD	0.9
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
SEK	Swedish Krona
USD	United States Dollar
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 96.3%
	Argentina – 0.7%
29,638	Grupo Financiero Galicia S.A., ADR	$315,052
	Bermuda – 1.7%
108,343	China Gas Holdings Ltd.	270,980
2,114,856	Gemdale Properties & Investment Corp., Ltd.	206,579
116,389	Hopson Development Holdings Ltd.	317,880
		795,439
	Brazil – 6.7%
83,861	Cia Siderurgica Nacional S.A., ADR	342,153
88,433	CPFL Energia S.A.	412,253
82,814	Equatorial Energia S.A.	335,728
117,312	Itau Unibanco Holding S.A., ADR	477,460
48,693	Petroleo Brasileiro S.A., ADR	478,165
50,365	Petroleo Brasileiro S.A., ADR	484,008
15,580	Vale S.A.	197,683
35,835	Vale S.A., ADR	456,179
		3,183,629
	Cayman Islands – 17.8%
35,400	ANTA Sports Products Ltd.	553,260
268,241	Asia Cement China Holdings Corp.	204,443
4,650	Autohome, Inc., ADR	182,977
56,101	China Conch Venture Holdings Ltd.	273,998
348,973	China Resources Cement Holdings Ltd.	294,231
518,495	Country Garden Holdings Co., Ltd.	487,141
31,754	ENN Energy Holdings Ltd.	549,741
10,519	Hello Group, Inc., ADR	130,961
177,444	Logan Group Co., Ltd.	178,117
11,605	Meituan, Class B (b) (c) (d)	402,122
387,672	Seazen Group Ltd.	307,427
694,000	Sino Biopharmaceutical Ltd.	513,777
79,219	Sunac China Holdings Ltd.	170,646
22,306	Sunny Optical Technology Group Co., Ltd.	602,625
40,089	Tencent Holdings Ltd.	2,478,351
16,176	Vipshop Holdings Ltd., ADR (b)	180,524
236,000	Yadea Group Holdings Ltd. (c) (d)	406,452
57,535	Zhongsheng Group Holdings Ltd.	520,222
		8,437,015
	China – 3.2%
58,349	Anhui Conch Cement Co., Ltd., Class H	290,226
805,460	China Construction Bank Corp., Class H	547,636
55,939	China Life Insurance Co., Ltd., Class H	97,492
124,375	Guangzhou R&F Properties Co., Ltd., Class H	78,009
69,317	Shanghai Baosight Software Co., Ltd., Class B	277,060
114,352	Weichai Power Co., Ltd., Class H	205,468
		1,495,891
	Colombia – 0.6%
361,955	Ecopetrol S.A.	273,648
	Cyprus – 1.1%
5,187	TCS Group Holding PLC, GDR (c)	531,149
	Hong Kong – 2.3%
339,997	CSPC Pharmaceutical Group Ltd.	355,707

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Hong Kong (Continued)
536,000	Lenovo Group Ltd.	$582,811
128,758	Sinotruk Hong Kong Ltd.	177,734
		1,116,252
	India – 17.1%
14,000	Asian Paints Ltd.	579,603
29,330	Aurobindo Pharma Ltd.	270,009
86,479	Bharat Petroleum Corp., Ltd.	482,394
6,880	Britannia Industries Ltd.	337,724
49,562	Dabur India Ltd.	387,759
8,378	Divi’s Laboratories Ltd.	576,218
37,060	HCL Technologies Ltd.	566,061
5,984	HDFC Asset Management Co., Ltd. (c) (d)	211,546
19,839	Hindustan Unilever Ltd.	634,040
22,464	Housing Development Finance Corp., Ltd.	853,396
41,972	Infosys Ltd.	934,798
22,108	Infosys Ltd., ADR	492,566
3,661	Jubilant Foodworks Ltd.	180,373
5,850	Reliance Industries Ltd.	198,141
37,910	Sun TV Network Ltd.	284,017
16,029	Tata Consultancy Services Ltd.	727,319
25,870	Vedanta Ltd., ADR	408,487
		8,124,451
	Indonesia – 0.7%
513,551	Indofood CBP Sukses Makmur Tbk PT	318,987
	Israel – 1.1%
13,813	Mizrahi Tefahot Bank Ltd.	501,561
	Malaysia – 0.9%
164,088	Supermax Corp. Bhd	76,080
504,300	Top Glove Corp. Bhd	331,248
		407,328
	Mexico – 2.6%
769,949	America Movil S.A.B. de C.V., Series L	685,505
163,430	Wal-Mart de Mexico S.A.B. de C.V.	569,401
		1,254,906
	Poland – 0.7%
14,445	Asseco Poland S.A.	355,726
	Russia – 3.1%
12,380	MMC Norilsk Nickel PJSC, ADR	387,370
60,773	Rosneft Oil Co. PJSC	545,690
24,237	Severstal PAO	550,736
		1,483,796
	South Africa – 4.7%
4,721	Capitec Bank Holdings Ltd.	527,510
37,048	Exxaro Resources Ltd.	405,648
39,337	Impala Platinum Holdings Ltd.	509,874
14,908	Kumba Iron Ore Ltd.	453,047
36,261	Vodacom Group Ltd.	321,851
		2,217,930
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea – 15.4%
4,570	Coway Co., Ltd.	$310,520
21,774	Daishin Securities Co., Ltd	387,574
8,341	Kia Corp.	607,436
4,234	KIWOOM Securities Co., Ltd.	380,446
2,684	Kumho Petrochemical Co., Ltd.	395,060
976	LG Chem Ltd.	698,246
936	Mirae Asset Securities Co., Ltd.	6,953
35,379	NH Investment & Securities Co., Ltd.	398,129
37,306	Samsung Electronics Co., Ltd.	2,228,367
12,791	Samsung Electronics Co., Ltd. (Preference Shares)	700,547
9,768	Samsung Securities Co., Ltd.	395,802
8,880	SK Hynix, Inc.	782,714
		7,291,794
	Taiwan – 14.4%
29,718	Accton Technology Corp.	260,220
162,209	Evergreen Marine Corp. Taiwan Ltd.	580,391
23,823	IBF Financial Holdings Co., Ltd.	13,621
9,914	International Games System Co., Ltd.	254,548
5,550	MediaTek, Inc.	182,216
29,681	Realtek Semiconductor Corp.	532,600
175,653	Taiwan Semiconductor Manufacturing Co., Ltd.	3,726,748
4,241	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	482,202
20,968	United Integrated Services Co., Ltd.	138,361
307,149	United Microelectronics Corp.	640,619
		6,811,526
	Turkey – 1.5%
372,054	Turk Telekomunikasyon A.S.	291,405
320,618	Turkiye Sise ve Cam Fabrikalari A.S.	288,803
310,517	Turkiye Vakiflar Bankasi TAO, Class D (b)	111,106
		691,314
	Total Common Stocks	45,607,394
	(Cost $37,962,270)
EXCHANGE-TRADED FUNDS (a) – 4.1%
	United States – 4.1%
15,614	iShares Core MSCI Emerging Markets ETF	974,782
22,622	iShares MSCI Saudi Arabia ETF	978,175
	Total Exchange-Traded Funds	1,952,957
	(Cost $1,975,738)
	Total Investments – 100.4%	47,560,351
	(Cost $39,938,008) (e)
	Net Other Assets and Liabilities – (0.4)%	(187,873)
	Net Assets – 100.0%	$47,372,478

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2021
(e)	Aggregate cost for federal income tax purposes was $40,014,581. As of October 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $10,884,729 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,338,959. The net unrealized appreciation was $7,545,770.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 45,607,394	$ 45,607,394	$ —	$ —
Exchange-Traded Funds*	1,952,957	1,952,957	—	—
Total Investments	$ 47,560,351	$ 47,560,351	$—	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	23.3%
United States Dollar	15.9
South Korean Won	15.3
Indian Rupee	15.2
New Taiwan Dollar	13.3
South African Rand	4.7
Mexican Peso	2.6
Russian Ruble	2.3
Brazilian Real	2.0
Turkish Lira	1.4
Israeli Shekel	1.1
Malaysian Ringgit	0.9
Polish Zloty	0.7
Indonesian Rupiah	0.7
Colombian Peso	0.6
Total	100.0%
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2021
	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$ 174,100,515	$ 22,671,742	$ 47,560,351
Cash	1,792,069	107,613	—
Foreign currency	15,954	2,963	2,438,977
Unrealized appreciation on forward foreign currency contracts	67,624	9,890	—
Receivables:
Dividend reclaims	604,559	176,444	3,473
Dividends	138,366	14,861	99,468
Investment securities sold	44,005	209,287	1,870,717
Prepaid foreign capital gains tax	—	—	602
Total Assets	176,763,092	23,192,800	51,973,588
LIABILITIES:
Due to authorized participant	34,551	209,292	—
Due to custodian	—	—	3,343,122
Payables:
Investment securities purchased	1,275,212	—	950,964
Investment advisory fees	120,396	17,312	38,816
Deferred foreign capital gains tax	—	—	268,208
Other liabilities	16,053	—	—
Total Liabilities	1,446,212	226,604	4,601,110
NET ASSETS	$175,316,880	$22,966,196	$47,372,478
NET ASSETS consist of:
Paid-in capital	$ 213,416,924	$ 38,983,002	$ 62,469,331
Par value	24,174	3,000	7,000
Accumulated distributable earnings (loss)	(38,124,218)	(16,019,806)	(15,103,853)
NET ASSETS	$175,316,880	$22,966,196	$47,372,478
NET ASSET VALUE, per share	$72.52	$76.55	$67.67
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,417,387	300,002	700,002
Investments, at cost	$144,845,126	$22,943,778	$39,938,008
Foreign currency, at cost (proceeds)	$15,938	$2,978	$2,438,960

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2021
	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$ 4,658,940	$ 487,944	$ 1,852,001
Interest	48	11	25
Foreign withholding tax	(386,804)	(53,300)	(184,904)
Other	31	66	28
Total investment income	4,272,215	434,721	1,667,150
EXPENSES:
Investment advisory fees	1,351,548	169,960	504,464
Total expenses	1,351,548	169,960	504,464
NET INVESTMENT INCOME (LOSS)	2,920,667	264,761	1,162,686
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	14,665,293	(43,144)	2,849,099
In-kind redemptions	5,169,717	7,466,757	459,185
Foreign currency transactions	36,102	13,682	5,713
Foreign capital gains tax	—	—	601
Net realized gain (loss)	19,871,112	7,437,295	3,314,598
Net change in unrealized appreciation (depreciation) on:
Investments	22,618,243	(1,023,853)	1,580,649
Forward foreign currency contracts	67,624	9,890	—
Foreign currency translation	(19,033)	(5,577)	(7,805)
Deferred foreign capital gains tax	—	—	(262,471)
Net change in unrealized appreciation (depreciation)	22,666,834	(1,019,540)	1,310,373
NET REALIZED AND UNREALIZED GAIN (LOSS)	42,537,946	6,417,755	4,624,971
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 45,458,613	$ 6,682,516	$ 5,787,657
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust RiverFront Dynamic Developed International ETF (RFDI)		First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2021	Year Ended 10/31/2020
OPERATIONS:
Net investment income (loss)	$ 2,920,667	$ 2,511,497	$ 264,761	$ 431,351
Net realized gain (loss)	19,871,112	(23,237,508)	7,437,295	(3,230,185)
Net change in unrealized appreciation (depreciation)	22,666,834	7,324,702	(1,019,540)	1,137,457
Net increase (decrease) in net assets resulting from operations	45,458,613	(13,401,309)	6,682,516	(1,661,377)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,850,031)	(3,529,632)	(420,473)	(536,232)
Return of capital	—	—	—	—
Total distributions to shareholders	(2,850,031)	(3,529,632)	(420,473)	(536,232)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	12,917,390	7,194,088	62,017,714	—
Proceeds from shares issued through reorganization	8,762,219	—	—	—
Cost of shares redeemed	(20,020,290)	(104,447,692)	(62,042,949)	(19,739,261)
Net increase (decrease) in net assets resulting from shareholder transactions	1,659,319	(97,253,604)	(25,235)	(19,739,261)
Total increase (decrease) in net assets	44,267,901	(114,184,545)	6,236,808	(21,936,870)
NET ASSETS:
Beginning of period	131,048,979	245,233,524	16,729,388	38,666,258
End of period	$ 175,316,880	$ 131,048,979	$ 22,966,196	$ 16,729,388
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,400,002	4,250,002	300,002	650,002
Shares sold	200,000	150,000	800,000	—
Shares issued through reorganization	117,432	—	—	—
Shares redeemed	(300,047)	(2,000,000)	(800,000)	(350,000)
Shares outstanding, end of period	2,417,387	2,400,002	300,002	300,002

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Year Ended 10/31/2021	Year Ended 10/31/2020

$ 1,162,686	$ 1,103,272
3,314,598	(5,941,644)
1,310,373	5,412,789
5,787,657	574,417

(990,423)	(1,856,301)
—	(399,153)
(990,423)	(2,255,454)

—	3,087,604
—	—
(3,602,441)	(28,146,130)
(3,602,441)	(25,058,526)
1,194,793	(26,739,563)

46,177,685	72,917,248
$47,372,478	$ 46,177,685

750,002	1,200,002
—	50,000
—	—
(50,000)	(500,000)
700,002	750,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 54.60	$ 57.70	$ 55.84	$ 63.96	$ 51.36
Income from investment operations:
Net investment income (loss)	1.21	0.85	1.54	1.34	0.82
Net realized and unrealized gain (loss)	17.89	(2.84)	1.81	(8.00)	12.73
Total from investment operations	19.10	(1.99)	3.35	(6.66)	13.55
Distributions paid to shareholders from:
Net investment income	(1.18)	(1.11)	(1.49)	(1.44)	(0.71)
Net realized gain	—	—	—	(0.02)	(0.24)
Total distributions	(1.18)	(1.11)	(1.49)	(1.46)	(0.95)
Net asset value, end of period	$72.52	$54.60	$57.70	$55.84	$63.96
Total return (a)	35.11%	(3.45)%	6.12%	(10.65)%	26.60% (b)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 175,317	$ 131,049	$ 245,234	$ 499,726	$ 444,522
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	1.79%	1.43%	2.51%	2.28%	1.86%
Portfolio turnover rate (c)	45%	96%	87%	133%	106%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $35,978, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 55.76	$ 59.49	$ 57.23	$ 65.25	$ 51.17
Income from investment operations:
Net investment income (loss)	0.98	0.96	1.78	1.48	0.82
Net realized and unrealized gain (loss)	21.31	(3.50)	2.20	(7.97)	14.86
Total from investment operations	22.29	(2.54)	3.98	(6.49)	15.68
Distributions paid to shareholders from:
Net investment income	(1.50)	(1.19)	(1.72)	(1.53)	(0.79)
Net realized gain	—	—	—	—	(0.81)
Total distributions	(1.50)	(1.19)	(1.72)	(1.53)	(1.60)
Net asset value, end of period	$76.55	$55.76	$59.49	$57.23	$65.25
Total return (a)	40.20%	(4.22)%	7.01%	(10.16)%	31.21%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 22,966	$ 16,729	$ 38,666	$ 88,706	$ 123,980
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	1.29%	1.59%	2.77%	2.45%	1.71%
Portfolio turnover rate (b)	50%	87%	81%	130%	110%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 61.57	$ 60.76	$ 56.40	$ 68.64	$ 56.27
Income from investment operations:
Net investment income (loss)	1.61	1.10	1.79	1.20	0.71
Net realized and unrealized gain (loss)	5.85	1.81	3.94	(11.87)	13.70
Total from investment operations	7.46	2.91	5.73	(10.67)	14.41
Distributions paid to shareholders from:
Net investment income	(1.36)	(1.73)	(1.37)	(1.18)	(0.77)
Net realized gain	—	—	—	(0.30)	(1.27)
Return of capital	—	(0.37)	—	(0.09)	—
Total distributions	(1.36)	(2.10)	(1.37)	(1.57)	(2.04)
Net asset value, end of period	$67.67	$61.57	$60.76	$56.40	$68.64
Total return (a)	12.01%	4.74%	10.32%	(15.92)%	26.49%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 47,372	$ 46,178	$ 72,917	$ 101,512	$ 75,506
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	2.19%	1.92%	2.60%	1.90%	1.56%
Portfolio turnover rate (b)	32%	89%	116%	126%	87%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2021
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of seventeen funds that are currently offering shares. This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).
First Trust RiverFront Dynamic Developed International ETF – (ticker “RFDI”)
First Trust RiverFront Dynamic Europe ETF – (ticker “RFEU”)
First Trust RiverFront Dynamic Emerging Markets ETF – (ticker “RFEM”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stocks, depositary receipts, common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated.
Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated.
Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2021, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Forward Foreign Currency Contracts
The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Funds use forward foreign currency contracts to facilitate transactions in foreign securities and to manage each Fund’s foreign currency exposure. These contracts are valued daily, and each Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statements of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Funds could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in each Fund’s Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with that Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Funds may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$ 2,850,031	$ —	$ —
First Trust RiverFront Dynamic Europe ETF	420,473	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	990,423	—	—
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2020, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$ 3,529,632	$ —	$ —
First Trust RiverFront Dynamic Europe ETF	536,232	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	1,856,301	—	399,153

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
As of October 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Developed International ETF	$ 2,592,643	$ (68,361,413)	$ 27,644,552
First Trust RiverFront Dynamic Europe ETF	42,150	(15,787,044)	(274,912)
First Trust RiverFront Dynamic Emerging Markets ETF	176,153	(22,554,889)	7,274,883
F. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of October 31, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust RiverFront Dynamic Developed International ETF	$ 68,361,413
First Trust RiverFront Dynamic Europe ETF	15,787,044
First Trust RiverFront Dynamic Emerging Markets ETF	22,554,889
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2021, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust RiverFront Dynamic Developed International ETF	$ 1,296,264	$ (6,455,833)	$ 5,159,569
First Trust RiverFront Dynamic Europe ETF	27,416	(7,478,182)	7,450,766
First Trust RiverFront Dynamic Emerging Markets ETF	6,705	(465,499)	458,794
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. RFDI and RFEU have each agreed to pay First Trust an annual unitary management fee equal to 0.83% its average daily net assets. RFEM has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.35% of each Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Reorganization
On January 15, 2021, the Board of Trustees of RFDI approved a reorganization of RFDI with the First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”). The merger was completed on August 27, 2021. RFDI was the surviving fund. Under the terms of the reorganization, which was tax-free, the assets of RFAP were transferred to, and the liabilities of RFAP were assumed by, RFDI in exchange for shares of RFDI. The cost of the investments received from RFAP was carried forward to RFDI for U.S. GAAP and tax purposes. The RFDI shares were then distributed to RFAP shareholders and the separate existence of RFAP ceased. When the reorganization occurred, the transactions were based on the relative NAVs of RFAP and RFDI.
The following table summarizes the asset transfers and conversion ratios for the reorganization.
Acquired Fund	Shares Redeemed	Net Assets on August 27, 2021	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain (Loss)	Share Conversion Ratio	Acquiring (Surviving) Fund	Shares Issued	Net Assets on August 27, 2021*
RFAP	150,002	$8,762,219	$514,662	$(8,654,877)	0.782867	RFDI	117,432	$171,615,711
* Amount reflects net assets of RFDI prior to the reorganization.
The following table summarizes the operations of the Acquired Fund for the period November 1, 2020 to August 27, 2021, and the operations of RFDI, the Acquiring (Surviving) Fund, for the fiscal year ended October 31, 2021, as presented in the Statements of Operations and the combined Acquired and Acquiring (Surviving) Funds’ pro-forma results of operations for the year ended October 31, 2021, assuming the acquisition had been completed on November 1, 2020.
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of RFAP that have been included in RFDI’s Statement of Operations since August 27, 2021.
	Net Investment Income	Net Realized and Change in Unrealized Gain (Loss) on Investments	Net Increase (Decrease) from Operations
Acquired Fund for the period November 1, 2020 to August 27, 2021 RFAP	$89,635	$1,793,143	$1,882,778
Acquiring Fund for the fiscal year ended October 31, 2021 RFDI	2,920,667	43,052,608	45,973,275
Combined Total	$3,010,302	$44,845,751	$47,856,053

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
5. Purchases and Sales of Securities
For the fiscal year ended October 31, 2021, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$ 71,961,558	$ 71,398,770
First Trust RiverFront Dynamic Europe ETF	9,637,670	9,617,664
First Trust RiverFront Dynamic Emerging Markets ETF	16,867,115	17,475,848

For the fiscal year ended October 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$ 12,005,217	$ 19,574,218
First Trust RiverFront Dynamic Europe ETF	60,283,749	60,425,258
First Trust RiverFront Dynamic Emerging Markets ETF	—	2,198,788
6. Derivative Transactions
The following table presents the type of derivatives held by each fund at October 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.
			Asset Derivatives		Liability Derivatives
Fund	Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
RFDI	Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 67,624	Unrealized depreciation on forward foreign currency contracts	$ —
RFEU	Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 9,890	Unrealized depreciation on forward currency currency contracts	$ —
The following table presents the amount of net change in unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
	Equity Risk
Statements of Operations Location	RFDI	RFEU
Currency Risk Exposure
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$67,624	$9,890
During the fiscal year ended October 31, 2021, the notional values of forward foreign currency contracts opened and closed were as follows:
	Opened	Closed
First Trust RiverFront Dynamic Developed International ETF	$19,238,000	$ —
First Trust RiverFront Dynamic Europe ETF	2,246,000	—
The Funds do not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021
7. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2023.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF, and First Trust RiverFront Dynamic Emerging Markets ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2021, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust RiverFront Dynamic Developed International ETF	0.00%
First Trust RiverFront Dynamic Europe ETF	0.00%
First Trust RiverFront Dynamic Emerging Markets ETF	0.00%
For the taxable year ended October 31, 2021, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust RiverFront Dynamic Developed International ETF	72.20%
First Trust RiverFront Dynamic Europe ETF	100.00%
First Trust RiverFront Dynamic Emerging Markets ETF	84.35%
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended October 31, 2021, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust RiverFront Dynamic Developed International ETF	$ 4,599,645	$ 1.90	$ 294,289	$ 0.12
First Trust RiverFront Dynamic Europe ETF	478,865	1.60	44,749	0.15
First Trust RiverFront Dynamic Emerging Markets ETF	1,849,308	2.64	182,235	0.26
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Variable Interest Entities Risk. In order to gain exposure to certain Chinese companies that have been selected by a Fund’s Advisor or Sub-Advisor but are unavailable to direct investment by foreign investors, certain Funds invest significantly in non-Chinese shell companies that have created structures known as variable interest entities (“VIEs”) in order to gain exposure to such Chinese companies. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and RiverFront Investment Group, LLC (the “Sub-Advisor”) on behalf of the following three series of the Trust (each a “Fund” and collectively, the “Funds”):
    First Trust RiverFront Dynamic Europe ETF (RFEU)
    First Trust RiverFront Dynamic Developed International ETF (RFDI)
    First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
The Board considered the unitary fee rate payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for RFEU was below the median total (net) expense ratio of the peer funds in its Expense Group, that the unitary fee rate for RFEM was equal to the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee rate for RFDI was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that RFEU’s Expense Group did not include any other actively-managed ETFs and that RFEM’s Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2020 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that RFEM underperformed its Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2020. The Board noted that RFEU outperformed its benchmark index for the one-year period ended December 31, 2020 but underperformed its benchmark index for the three-year period and its Performance Universe median for the one- and three-year periods ended December 31, 2020. The Board noted that RFDI outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2020 but underperformed its Performance Universe median and benchmark index for the three-year period ended December 31, 2020.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement to the effect that, although growth of the Funds will provide some economies of scale, the Sub-Advisor believes that expenses will remain the same for the next twelve months. The Board also noted the Sub-Advisor’s recent investments in personnel and infrastructure to improve services to the Funds. The Board did not review the

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Board of Trustees
Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 - 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	215	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	215	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	215	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	215	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	215	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
October 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
RiverFront Investment Group, LLC
1214 E. Cary Street
Richmond, VA 23219
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $223,500 for the fiscal year ended October 31, 2020 and $209,000 for the fiscal year ended October 31, 2021.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020, and $0 for the fiscal year ended October 31, 2021.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $195,758 for fiscal year ended October 31, 2020 and $133,756 for the fiscal year ended October 31, 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended October 31, 2020, and $0 for the fiscal year ended October 31, 2021.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020 and $0 for the fiscal year ended October 31, 2021.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2020, and $0 for the fiscal year ended October 31, 2021.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for fiscal year ended October 31, 2020 were $195,758 for the registrant, $70,370 for the registrant’s investment advisor, $99,830 for the registrant’s distributor and $18,000 for Stonebridge Advisors LLC (“Stonebridge”), which is under common control with the registrant’s investment advisor and serves as the registrant’s investment sub-advisor for the First Trust Preferred Securities and Income ETF and the First Trust Institutional Preferred Securities and Income ETF, and for the fiscal year ended October 31, 2021 were $133,756 for the registrant, $16,500 for the registrant’s investment advisor, $29,500 for the registrant’s distributor and $4,000 for Stonebridge.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated by reference to the Form N-CSR filed on EDGAR on January 10, 2022 (Accession Number 0001445546-22-000095).
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 18, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 18, 2022

* Print the name and title of each signing officer under his or her signature.